EIGHTH AMENDMENT TO
                          THE NATIONSBANK PENSION PLAN

         THIS AGREEMENT is made and entered into as of the 31st day of December, 1995 by and between NATIONSBANK CORPORATION, a North Carolina corporation ("NationsBank"), and NATIONSBANK, N.A., a national banking association (the "Trustee").
                              W I T N E S S E T H:
         WHEREAS, NationsBank and certain of its subsidiary corporations (collectively with NationsBank, the "Participating Employers") maintain The NationsBank Pension Plan (the "Plan"); and
         WHEREAS, NationsBank desires to amend the Plan to (i) modify the definition of "Compensation" to include a portion of commissions paid to Participants who are compensated through commission arrangements, (ii) modify the application of the Plan to Participants who remain employed with the Participating Employers in a "benefits-eligible" position after age sixty-five
(65) or who retire and commence receiving benefits under the Plan and are subsequently rehired by the Participating Employers in a "benefits-eligible" position, (iii) reflect certain business acquisitions of the Participating Employers and the merger of a pension plan into the Plan as a result of one of those acquisitions and (iv) add special provisions for the benefit of certain employees of the Participating Employers who separate from service with the Participating Employers as a result of certain business dispositions; and
         WHEREAS, in Section 11.1 of the Plan, the Participating Employers reserved the right to amend the Plan at any time, in whole or in part, and have delegated to the Compensation Committee of the Board of Directors of NationsBank the right to make the amendments set forth below on behalf of all Participating Employers; and
         WHEREAS, the amendments set forth below have been authorized and approved by the Compensation Committee;
         NOW, THEREFORE, in consideration of the premises and the mutual ovenants herein contained, NationsBank and the Trustee hereby agree as follows:

         1. Section 2.1(c)(14) of the Plan is amended effective as of January 1, 1996 to read as follows:

                "(14) Compensation of a Participant means the base salary or base wages payable by the Participating Employers to the Participant for employment with the Participating Employers prior to (i) any salary or wage reduction pursuant to Article IV of the Savings Plan or (ii) any salary or wage reduction pursuant to the Group Benefits Plan. Compensation shall not include:

                           (A) any bonuses (contractual, discretionary or
                  otherwise), awards, overtime pay, shift premium, incentive compensation of any kind whatsoever, or other extra or special remuneration of any kind, except to the extent otherwise provided in the last paragraph of this Section 2.1(c)(14);

                           (B) any deferred compensation pursuant to the Plan or
                  any other agreement or arrangement between a Participating Employer and the Participant, including any deferrals of base salary or wages pursuant to any nonqualified deferred compensation plan;

                           (C) any sums paid by a Participating Employer (i) on
                  account of any health, welfare or group insurance benefits (exclusive of sick pay), including dependent care assistance, or (ii) on account of reimbursement of relocation expenses, regardless of whether such sums are taxable income to the Participant; provided, however, this subparagraph (C) shall not exclude from Compensation any sums paid by a Participating Employer that are attributable to base salary or wage reductions under the Group Benefits Plan;

                           (D) any severance, vacation or similar benefits paid
                  in a lump sum; or

                           (E) any compensation pursuant to any other employee
                  benefit plan, including without limitation, any sums elected to be received in cash pursuant to any such plan.

         For periods during which a Participant is on a leave of absence and deemed to have Hours of Service during such absence as provided in
         Section 2.1(c)(29)(E), Compensation shall mean the base salary or base wages which would have been paid by the Participating Employers to the Participant during such absence assuming the base salary or base wages paid by the Participating Employers to the Par-ticipant had continued during such absence at the monthly rate in effect when such absence commenced.

                  Notwithstanding subparagraph (A) above, a Participant's Compensation shall include, in addition to base salary or wages, fifty percent (50%) of the commissions payable to the Participant if:

                           (X) the Participant's remuneration from the
                  Participating Employers is based solely on commissions earned by the Participant and the Participant's base salary is deducted from the commissions earned by and payable to the Participant;

                           (Y) the Participant is employed in a position which
                  directly supervises Participant(s) described in subparagraph
                  (X) above and some or all of the Participant's remuneration from the Participating Employers is based on override commissions from the production of the supervised Participant(s); or

                           (Z) the Participant is employed in a position which
                  directly supervises Participant(s) described in subparagraph
                  (X) above and some or all of the Participant's remuneration from the Participating Employers is based on commissions resulting from the Participant's personal production."

         2. The following Section 5.1(e) is added to the end of Section 5.1 of the Plan effective as of January 1, 1995:
                  "(e) Special Retirement Benefit for Retirement After Age 65. Notwithstanding the foregoing provisions of this Section 5.1, in the event a Participant retires after the Participant's Normal Retirement Date, the amount of the Participant's retirement income payable under the Plan shall be the greater of Amount A or Amount B, where:

                  Amount A is the amount of the Participant's retirement income determined under the Plan without regard to this Section 5.1(e), and

                  Amount B is the amount of the Participant's accrued retirement income under the Plan as of the Participant's Normal Retirement Date actuarially increased to the date of the Participant's actual retirement, using for such purpose the following actuarial assumptions:

                           Mortality: A unisex rate that is fifty percent (50%)
                        male, fifty percent (50%) female, taken from the 1971 Group Annuity Mortality Table.

                           Interest:  Five percent (5%)."

         3. Section 5.8 of the Plan is deleted in its entirety, and Sections 5.9 and 5.10 of the Plan and all references in the Plan to said Section 5.9 and 5.10 are redesignated as Sections 5.8 and 5.9, respectively, all effective as of January 1, 1995.
         4. Section 6.3(a) and Section 6.3(b) of the Plan are amended effective as of January 1, 1995 to read as follows:




              "(a) Prior to Normal Retirement Date. No Participant, regardless of the Participant's vesting status, shall receive a retirement income payment for any month prior to the Participant's Normal Retirement Date if, on the date during such month when the Participant's retirement income payment would otherwise be made thereunder, the Participant is in Service. However, any retirement income that has commenced to a Participant who is not in Service shall not be stopped if the Participant resumes Service and is regularly scheduled to work less than forty (40) hours per week (as referred to in Section 6.3(b) below), and Section 6.3(b)(5) below shall apply to such a Participant.

              (b) On Or After Normal Retirement Date. No Participant, regardless of the Participant's vesting status, may commence receiving retirement income payments for any month following the Participant's Normal Retirement Date if the Participant is in Service and regularly scheduled to work at least twenty (20) hours per week. Provided, however, the following conditions shall apply:

                           (1) Payments shall commence to a Participant whose
                  regularly scheduled hours of employment decrease after the Participant's Normal Retirement Date from twenty (20) or more per week to less than twenty (20) per week only if the Participant so elects in writing under the Plan's regular benefit election procedures.

                           (2) Any retirement income that has commenced to a
                  Participant not in Service shall be withheld only if the Participant resumes Service and is regularly scheduled to work at least forty (40) hours per week.

                           (3) No retirement income shall be withheld after the
                  Participant's required commencement date under Section 5.1(c).

                           (4) The amount of retirement income to be withheld
                  any month shall be equal to the amount otherwise payable for such month.

                           (5) The following provisions apply to the
                  Participants described below who die while in Service prior to the required commencement date of their retirement income under Section 5.1(c). If at the time of such Participant's death the Participant's retirement income is being withheld under this Section 6.3 because (i) the Participant has resumed Service and the Participant's regularly scheduled hours of employment following such resumption of Service equal or exceed forty (40) hours per week or (ii) the Participant has continued Service following the Participant's Normal Retirement Date and the Participant's regularly scheduled hours of employment have remained at least twenty (20) hours per week, the Participant shall be covered by the death benefit provisions of Section 6.2. If at the time of the Participant's death the Participant's retirement income is being paid to the Participant because (i) the Participant has resumed Service and the Participant's regularly scheduled hours of employment following such resumption of Service do not equal or exceed forty (40) hours per week or (ii) the Participant has continued Service following the Participant's Normal Retirement Date but the Participant's regularly scheduled hours of employment decreased to less than twenty
                  (20) hours per week, the Participant shall be covered by the death benefit provisions of Section 6.2 only with respect to any additional retirement income the Participant has accrued over and above the retirement income that was being paid to the Participant at the time of the Participant's death, and the only death benefit, if any, payable with respect to the retirement income being paid to the Participant at the time of the Participant's death shall be according to the form of payment applicable to such retirement income."

         5. Section 6.4 of the Plan is amended effective as of January 1, 1995 to read as follows:
                  "SECTION 6.4. BENEFIT ACCRUAL AFTER CERTAIN PERIODS OF INTERRUPTED SERVICE OR AFTER CERTAIN COMMENCEMENTS OF RETIREMENT INCOME.

                  (a) After Certain Interruptions of Service. If a Participant's Service is interrupted and then recommenced, and either such interruption did not result in benefit payments being made to the Participant or, even if payments were so made, such Participant was reemployed at a regularly scheduled rate of forty (40) or more hours per week (as referred to in Section 6.3), then any retirement income subsequently payable to the Participant shall be calculated by combining Benefit Service and Compensation as described in the next sentence. Benefit Service credited and Compensation earned by the Participant prior to such interruption shall be combined with any Benefit Service credited and Compensation earned after such interruption, subject, however, to the exclusion of any such Benefit Service or Compensation under other provisions of the Plan. Any retirement income so calculated shall be appropriately reduced to reflect any retirement income payments or lump sum payment (other than Disability retirement income payments) previously received by the Participant. In no event, however, shall the Participant's retirement income be less than the sum of (i) the amount of retirement income previously being paid to the Participant, actuarially increased in accordance with Section 5.1(e) if the Participant's retirement income is being recommenced after the Participant's Normal Retirement Date, or, in the case of a Participant whose retirement income was not yet being paid, the Participant's retirement income that would have commenced at the Participant's Normal Retirement Date, reduced, if applicable, for earlier commencement in accordance with Section 5.2(b)(1) and (ii) any additional retirement income accrued hereunder by the Participant derived solely from the Benefit Service credited to the Participant and Compensation earned by the Participant during the Participant's period of recommenced Service.

                  If a Participant's Service is interrupted and then recommenced and benefit payments to such Participant continue following such resumption of Service because the Participant's regularly scheduled hours of employment following such resumption of Service do not equal or exceed forty (40) hours per week (as referred to in Section 6.3), then any additional retirement income accrued hereunder by the Participant shall be derived solely from the Participant's period of recommenced Service.

                  (b) After Certain Commencements of Retirement Income. If a Participant's retirement income commenced while the Participant remained in Service after the Participant's Normal Retirement Date because the Participant's regularly scheduled hours of employment decreased to below the twenty (20) hour per week level (as referred to in Section 6.3), then any additional retirement income accrued by the Participant shall be derived solely from the Participant's period of Service that began when the Participant's Service decreased below that level."

         6. The following new Sections 15.14 and 15.15 are added to the end of
Article XV of the Plan effective as of January 1, 1995:

                  "SECTION 15.14.   DIVESTITURES.

                  (a) General. From time to time, certain banking centers and other business units of the Participating Employers are sold to unrelated third parties, and as a result certain Participants employed at such banking centers and other business units (the "Affected Participants") terminate their employment with the Participating Employers. Schedule 15.14 attached to the Plan lists (i) the banking centers and other business units that have been sold which are subject to this Section, (ii) the names of the various purchasers and (iii) the effective dates of such sales. Schedule 15.14 shall be updated from time to time by the Participating Employers to reflect additional sales that are subject to this Section. The provisions of this Section shall be effective with respect to a particular group of Affected Participants as of the applicable effective date set forth on Schedule 15.14 (a "Termination Date").

                  (b) Vesting of Affected Participants. The accrued retirement income under the Plan of an Affected Participant shall be fully vested and nonforfeitable as of the Termination Date applicable to such Affected Participant.

                  (c) Separation from Service. For purposes of determining an Affected Participant's accrued retirement income under the Plan, such Affected Participant shall be deemed to have separated from Service as of the Termination Date applicable to such Affected Participant.

                  (d) Provisions Controlling. Notwithstanding any provisions of the Plan to the contrary, the provisions of this Section 15.14 shall control with respect to the Affected Participants.

                  SECTION 15.15.      ACQUISITIONS.

                  (a) General. From time to time the Participating Employers acquire certain businesses, and as a result certain of the employees of such acquired businesses become Covered Employees of the Participating Employers (the "Acquired Employees"). Schedule 15.15 attached to the Plan lists (i) the acquired businesses which are subject to this Section and (ii) the effective dates of such acquisitions. Schedule
         15.15 shall be updated from time to time by the Participating Employers to reflect additional acquisitions that are subject to this Section. The provisions of this Section shall be effective with respect to a particular group of Affected Participants as of the applicable effective date set forth on Schedule 15.15 (an "Acquisition Date").

                  (b) Eligibility, Vesting and Benefit Service. Solely for purposes of determining (i) whether an Acquired Employee has satisfied the eligibility requirements of Article III, (ii) an Acquired Employee's Vesting Service and (iii) to the extent specified in
         Schedule 15.15, an Acquired Employee's Benefit Service, the Acquired Employee's service with the acquired business prior to the applicable Acquisition Date shall be treated as Service with the Participating Employers.
                  (c) Provisions Controlling. Notwithstanding any provisions of the Plan to the contrary, the provisions of this Section 15.15 shall control with respect to the Acquired Employees."

         7. The following Section 15.16 is added to the end of Article XV of the Plan effective as of February 1, 1996:
                  "SECTION 15.16.  MERGER OF THE BANK SOUTH PLAN.

                  (a) General. Bank South Corporation sponsored the Bank South Corporation Employees' Retirement Plan and Trust (the "Bank South Plan"), a tax-qualified defined benefit plan. Bank South Corporation was acquired by NationsBank Corporation. In connection therewith, the Bank South Plan is merged with and into the Plan effective as of February 1, 1996 (the "Bank South Plan Merger Date"). As part of said plan merger, on the Bank South Plan Merger Date the trust maintained under the Bank South Plan shall become a part of the Trust maintained under this Plan, and the assets of the Bank South Plan shall thereupon become assets of this Plan. As of the Bank South Plan Merger Date, the Plan shall be the successor in interest to, and shall have assumed all the liabilities of, the Bank South Plan.

                  (b) Benefits. For a Participant who was a participant in the Bank South Plan immediately prior to the Bank South Plan Merger Date, such Participant's benefits under the Plan shall equal the sum of Amount A and Amount B, where:

                  Amount A is the Participant's "Accrued Benefit" under and as defined in the Bank South Plan (which includes such Participant's "Final Average Earnings Benefit" and "Cash Balance Benefit" under the Bank South Plan) determined immediately prior to the Bank South Plan Merger Date, and

                  Amount B is the Participant's benefits determined under the applicable provisions of the Plan without regard to any Service for periods prior to the Bank South Plan Merger Date.

                  (c) Limited Effect of Plan Merger. To the extent required by
         Section 204(g) of the Act and Section 411(d)(6) of the Code, no "optional form of benefit" (within the meaning of the Act and the Code) under the Bank South Plan shall be reduced or eliminated as a result of the merger of the Bank South Plan into the Plan."

         8. Schedules 15.14 and 15.15 attached hereto are hereby added to and made a part of the Schedules to the Plan effective as of December 31, 1995.
         9. Except as expressly or by necessary implication amended hereby, the Plan shall continue in full force and effect.

         IN WITNESS WHEREOF, NationsBank Corporation, on behalf of the Participating Employers, and the Trustee have caused this Agreement to be executed by their respective duly authorized officers, all as of the day and year first above written.

                                                     NATIONSBANK CORPORATION



                                                     By:    /s/Ann P. West
                                                     Name:    Ann P. West
                                                     Title:   Vice President




                                                     NATIONSBANK, N.A.



                                                     By:    /s/Ann-Louise Hyatt
                                                     Name:     Ann-Louise Hyatt
                                                     Title:    Vice President

                               NINTH AMENDMENT TO
                          THE NATIONSBANK PENSION PLAN

         THIS AGREEMENT is made and entered into as of the 26th day of June, 1996 by and between NATIONSBANK CORPORATION, a North Carolina corporation ("NationsBank"), and NATIONSBANK, N.A., a national banking association (the "Trustee").
                              W I T N E S S E T H:
         WHEREAS, NationsBank and certain of its subsidiary corporations (collectively with NationsBank, the "Participating Employers") maintain The NationsBank Pension Plan (the "Plan"); and
         WHEREAS, NationsBank desires to amend the Plan to extend the transition provisions in the Plan for the calculation of certain lump sum benefit payments using the interest rate and mortality assumptions specified in Section 417(e)(3) of the Internal Revenue Code of 1986, as amended by the Retirement Protection Act of 1994; and
         WHEREAS, in Section 11.1 of the Plan, the Participating Employers reserved the right to amend the Plan at any time, in whole or in part, and have delegated to the Compensation Committee of the Board of Directors of NationsBank the right to make the amendments set forth below on behalf of all Participating Employers; and
         WHEREAS, the amendments set forth below have been authorized and approved by the Compensation Committee;
         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, NationsBank and the Trustee hereby agree as follows:
         1.  The first paragraph immediately following subparagraph (B) of
Section 15.4(h)(2) of the Plan (as amended by the Third Amendment to the Plan) is amended effective as of June 26, 1996 to read as follows:

         "The single sum value of the benefit described in clauses (ii) and
         (iii) of Subsection (A) above shall be calculated by applying the actuarial assumptions specified in Section 5.5(d)(2)(B); provided, however, in the event a Prior CVN Plan Participant is in Service on December 31, 1994 and eligible as of December 31, 1994 for early retirement under Section 5.2 and such Prior CVN Plan Participant separates from Service before January 1, 1998, then such single sum value shall not be less than the single sum value of such benefit calculated as of December 31, 1994 by applying the actuarial assumptions specified in Section 5.5(d)(2)(A) as in effect on December 31, 1994."

         2. Except as expressly or by necessary implication amended hereby, the Plan shall continue in full force and effect.
         IN WITNESS WHEREOF, NationsBank Corporation, on behalf of the Participating Employers, and the Trustee have caused this Agreement to be executed by their respective duly authorized officers, all as of the day and year first above written.


                                           NATIONSBANK CORPORATION



                                            By:    /s/C. J. Cooley
                                                 C. J. Cooley, Executive
                                                 Vice President


                                            NATIONSBANK, N.A.



                                            By:    /s/David R. Lofland
                                                 Name:    David R. Lofland
                                                 Title:   Senior Vice President

                               TENTH AMENDMENT TO
                          THE NATIONSBANK PENSION PLAN

         THIS AGREEMENT is made and entered into as of the 2nd day of October, 1996 by and between NATIONSBANK CORPORATION, a North Carolina corporation ("NationsBank"), and NATIONSBANK, N.A., a national banking association (the "Trustee").
                              Statement of Purpose

     NationsBank sponsors The NationsBank Pension Plan (the "Plan"). A civil action was filed in 1994 in the United States District Court for the Northern District of Texas, Fort Worth Division, (Civil Action No. 4-94CV-104A) as a class action entitled "Sam L. Gill, Jr. et al. v. NationsBank Corporation and The NationsBank Pension Plan" relating to the First United Bancorporation Pension Trust (the "FUBI Plan"), which was previously maintained by First United Bancorporation, Inc. and certain of its subsidiaries. The FUBI Plan was merged into the InterFirst Corporation Pension Plan (the "InterFirst Plan"), which was sponsored by InterFirst Corporation. Subsequently, the InterFirst Plan was merged into this Plan.

         In connection with the settlement of all issues of the class action lawsuit other than attorneys' fees, the Plan was amended by the Seventh Amendment to the Plan to add Section 15.13 to the Plan regarding the "FUBI Plan Special Benefit," which amendment was approved by the Court in connection with the settlement and by the Internal Revenue Service pursuant to a determination letter request. However, the attorneys' fee issue of the class action lawsuit was not settled. Pursuant to an order of the Court regarding the attorneys' fee issue, Section 15.13 of the Plan is required to be further amended as set forth herein to provide that the FUBI Plan Special Benefit of an "Eligible Former FUBI Plan Participant" be reduced by an "Attorneys' Fee Amount" in the event such benefit becomes payable, which such amendment is authorized and permitted under the terms of the Seventh Amendment to the Plan.
         In Section 11.1 of the Plan the "Participating Employers" under the Plan have reserved the right to amend the Plan at any time, in whole or in part, and have delegated to the Compensation Committee of the Board of Directors of NationsBank the right to make the amendments set forth below on behalf of all Participating Employers. The undersigned has been authorized by the Compensation Committee to make the amendments set forth below.

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, NationsBank and the Trustee hereby agree as follows:

                  1. Section 15.13(c) of the Plan is hereby amended to read as follows:

                  "(c) FUBI Plan Special Benefit Defined. The "FUBI Plan Special
         Benefit"   means,   with  respect  to  an  Eligible  Former  FUBI  Plan
         Participant, the sum of (A) plus (B) plus (C), reduced by (D), where:


                  (A) is the "FUBI Portion" of such Eligible Former FUBI Plan Participant's FUBI Plan Special Benefit (as defined in subparagraph (d) below);

                  (B) is the "InterFirst Portion," if any, of such Eligible Former FUBI Plan Participant's FUBI Plan Special Benefit (as defined in subparagraph (e) below);

                  (C) is the "NationsBank Portion," if any, of such Eligible Former FUBI Plan Participant's FUBI Plan Special Benefit (as defined in subparagraph (f) below); and

                  (D) is the "Attorneys' Fee Amount" of such Eligible Former FUBI Plan Participant's FUBI Plan Special Benefit (as defined in subparagraph (q) below).

         The FUBI Portion of an Eligible Former FUBI Plan Participant's FUBI Plan Special Benefit shall be subject to the FUBI Plan COLAs as provided in subparagraph (k) below. For purposes of determining the FUBI Plan Special Benefit for an Eligible Former FUBI Plan Participant, both the FUBI Portion and the InterFirst Portion, if any, of such FUBI Plan Special Benefit shall be converted to a single life annuity as provided below. An Eligible Former FUBI Plan Participant's FUBI Plan Special Benefit shall be stated as a monthly benefit and may be paid pursuant to any optional form of benefit set forth in Section 5.4 which such Participant elects (to the extent eligible) in accordance with the terms and provisions of the Plan other than this Section 15.13; provided, however, that the special provisions of subparagraph (r) below shall apply in the case of lump sum payments."

                  2. The following Sections 15.13(q) and 15.13(r) are hereby added to the Plan:

                  "(q) Attorneys' Fee Amount Defined. The Attorneys' Fee Amount of the FUBI Plan Special Benefit of a particular Eligible Former FUBI Plan

          Participant means the product of (i) 20.9172% times (ii) the "Excess FUBI Plan Special Benefit" with respect to such Participant. The "Excess FUBI Plan Special Benefit" with respect to an Eligible Former FUBI Plan Participant means the excess, if any, of (x) such Participant's FUBI Plan Special Benefit determined without reduction for the Attorneys' Fee Amount over (y) the amount of such Participant's monthly retirement income determined under the provisions of the Plan without regard to this Section 15.13. The amount in (x) and the amount in (y) shall each be appropriately adjusted in accordance with the terms of the Plan in the event the Eligible Former FUBI Plan Participant's monthly retirement income under the Plan is payable in an optional form of payment or commences prior to the Participant's Normal Retirement Date.

                  (r) Special Provisions Related to Lump Sum Payments. The following provisions shall apply with respect to an Eligible Former FUBI Plan Participant who is eligible to receive the Participant's monthly retirement income under the Plan in the form of a lump sum payment and the Participant in fact elects such method of payment:

                           (i) The amount of the lump sum payment determined as
                  of a given determination date shall equal the sum of (A) and
                  (B), reduced by (C), where:

                                    (A)     is an amount determined as of the
                                            determination date equal to the
                                            single sum value of the
                                            Participant's monthly retirement
                                            income under the Plan payable
                                            through the Participant's "Crossover
                                            Date" (as defined below);

                                    (B)     is an amount determined as of the
                                            determination date equal to the
                                            single sum value of the
                                            Participant's FUBI Plan Special
                                            Benefit payable from and after the
                                            Participant's Crossover Date but
                                            without regard to the Attorneys' Fee
                                            Amount set forth in Section 15.13(q)
                                            above; and

                                    (C)     is the Attorneys' Fee Amount with
                                            respect to the lump sum payment
                                            determined in accordance with
                                            subparagraph (iv) below.

                           (ii) For purposes of this Section 15.13(r), the
                  "Crossover Date" determined as of a given determination date with respect to an Eligible Former FUBI Plan Participant means the first date, if any, on which the

                  Participant's FUBI Plan Special Benefit is expected (based on the assumptions set forth in subparagraph (iii) below) to equal or exceed the Participant's monthly retirement income under the Plan determined without regard to the provisions of this Section 15.13.

                           (iii) The calculation of all single sum values under
                  this Section 15.13(r) shall be made using the actuarial assumptions and methods in effect from time to time under the Plan for determining lump sum payments. In addition, for purposes of calculating the single sum value of an Eligible Former FUBI Plan Participant's FUBI Plan Special Benefit payable after the Participant's Crossover Date, as well as for purposes of determining such Crossover Date, the FUBI Portion of the Participant's FUBI Plan Special Benefit shall be assumed to increase at an annual rate equal to the average over the twenty (20) completed calendar year period immediately preceding the determination date of the COLA amounts determined in accordance with the provisions of
                  Section 15.13(k) above.

                           (iv) For purposes of this Section 15.13(r), the
                  Attorneys' Fee Amount with respect to an Eligible Former FUBI Plan Participant's lump sum payment shall equal the product of
                  (A) and (B) where:

                                    (A)     is 20.9172%; and

                                    (B)     is the amount, if any, by which the
                                            sum of (A) and (B) under
                                            subparagraph (i) above exceeds the
                                            single sum value of the
                                            Participant's monthly retirement
                                            income under the Plan determined
                                            without regard to the provisions of
                                            this Section 15.13, all determined
                                            as of the applicable determination
                                            date using the actuarial assumptions
                                            set forth in subparagraph (iii)
                                            above."

         3. The effective date of the amendment set forth herein shall be July 5, 1995 (the effective date of the Seventh Amendment to the Plan), subject, however, to the entering of a "Final Judgment as to Attorneys' Fees and Expenses" which has become final and nonappealable. If such "Final Judgment as to Attorneys' Fees and Expenses" is not entered or does not become final and nonappealable, the amendment set forth herein shall be null and void.

         4. Except as expressly or by necessary implication amended hereby, the Plan shall continue in full force and effect.

         IN WITNESS WHEREOF, NationsBank Corporation, on behalf of the Participating Employers, and the Trustee have caused this Agreement to be executed by their respective duly authorized officers, all as of the day and year first above written.

                                            NATIONSBANK CORPORATION


                                            By:    /s/C. J. Cooley
                                                 C. J. Cooley, Executive
                                                 Vice President

                                            "NationsBank"


                                                 NATIONSBANK, N.A.


                                                 By:    /s/Anne-Louise Hyatt
                                                      Name:    Ann-Louie Hyatt
                                                      Title:    Vice President

                                             "Trustee"